Exhibit 10.2

FIRST AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of May 8, 2019, is by and among (i) HECLA MINING COMPANY, a Delaware corporation, HECLA LIMITED, a Delaware corporation, HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other parties identified as “Other Loan Parties” on the signature pages hereto, (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”), and (iv) THE BANK OF NOVA SCOTIA, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of July 16, 2018 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this First Amendment, and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, the Lenders have made commitments to extend certain credit facilities to the Borrowers.

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1  Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this First Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“First Amendment” is defined in the preamble.

“First Amendment Effective Date” is defined in Subpart 4.1.

“Lenders” is defined in the preamble.

SUBPART 1.2   Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Exhibit 10.2

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1      Amendments. Effective as of the First Amendment Effective Date (as defined below) the Existing Credit Agreement is hereby amended as follows:

(a)     Amendment to Definition of “Total Net Leverage Ratio”. The definition of “Total Net Leverage Ratio” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Net Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Debt outstanding on the last day of such Fiscal Quarter (calculated without giving effect to any reclamation related bonds in the aggregate less than $65 million), less the amount of unencumbered cash then held by the Parent and its Subsidiaries, to (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.”

(b)     Amendment to Section 6.1(b). Section 6.1(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)     Total Net Leverage Ratio. The Loan Parties shall not permit the Total Net Leverage Ratio:

(i)	as of the last day of the Fiscal Quarter ended March 31, 2019, and calculated for the period of four consecutive Fiscal Quarters ended on such date, to be greater than 4.50:1.00;

(ii)

as of the last day of any Fiscal Quarter ending on or after June 30, 2019 but on or prior to September 30, 2019, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 5.00:1.00;

(iii)	as of the last day of the Fiscal Quarter ending December 31, 2019, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 4.50:1.00; and

(iv)	as of the last day of any Fiscal Quarter ending after December 31, 2019, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 4.00:1.00.”

Exhibit 10.2

PART III

AFFIRMATION AND CONSENT

SUBPART 3.1  Affirmation and Consent. Each of the Loan Parties confirms that it has received a copy of this First Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this First Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1  Amendment Effective Date. This First Amendment shall be and become effective as of the date (the “First Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2  Execution of Counterparts of First Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this First Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Loan Parties, each Lender and the Administrative Agent.

SUBPART 4.3  Representations and Warranties. The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the First Amendment Effective Date.

SUBPART 4.4   Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 9.3 of the Credit Agreement, if then invoiced, or any other Loan Document.

PART V
MISCELLANEOUS

SUBPART 5.1  Cross-References. References in this First Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this First Amendment.

SUBPART 5.2  Instrument Pursuant to Existing Credit Agreement. This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3  References in Other Loan Documents. At such time as this First Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

Exhibit 10.2

SUBPART 5.4  Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this First Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this First Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement and applicable to such Loan Party are true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 5.5  Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this First Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6  Full Force and Effect; Limited Amendment. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7  Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8   Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Exhibit 10.2

Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	HECLA MINING COMPANY, a Delaware corporation

By:
Name:
Title:

HECLA LIMITED, a Delaware Corporation

By:
Name: Title:

HECLA ALASKA LLC, a Delaware limited liability company

	By:	Hecla Mining Company its Managing Member

By:
Name: Title:

HECLA GREENS CREEK MINING COMPANY, a Delaware corporation

By:
Name: Title:

HECLA JUNEAU MINING COMPANY, a Delaware corporation

By:
Name: Title:

Exhibit 10.2

OTHER LOAN PARTIES:

BURKE TRADING INC., a Delaware corporation

By:
Name:
Title:

HECLA ADMIRALTY COMPANY, a Delaware corporation

By:
Name: Title:

Silver Hunter Mining Company, a Delaware corporation

By:
Name: Title:

RIO GRANDE SILVER, INC., a Delaware corporation

By:
Name: Title:

HECLA SILVER VALLEY, INC., a Delaware corporation

By:
Name: Title:

Exhibit 10.2

HECLA MC SUBSIDIARY, LLC, a Delaware limited liability company

By:
Name:
Title:

HECLA MONTANA, INC., a Delaware corporation

By:
Name: Title:

REVETT SILVER COMPANY, a Montana corporation

By:
Name: Title:

TROY MINE INC., a Montana corporation

By:
Name: Title:

RC RESOURCES, INC., a Montana corporation

By:
Name: Title:

Exhibit 10.2

REVETT EXPLORATION, INC., a Montana corporation

By:
Name:
Title:

REVETT HOLDINGS, INC., a Montana corporation

By:
Name: Title:

MINES MANAGEMENT, INC., an Idaho corporation

By:
Name: Title:

NEWHI, INC., a Washington corporation

By:
Name: Title:

MONTANORE MINERALS CORP., a Delaware corporation

By:
Name: Title:

KLONDEX HOLDINGS (USA) INC., a Nevada corporation

By:
Name: Title:

Exhibit 10.2

klondex gold & silver mining COMPANY, a Nevada corporation

By:
Name:
Title:

KLONDEX MIDAS HOLDINGS LIMITED, a Nevada corporation

By:
Name: Title:

klondex midas operations inc., a Nevada corporation

By:
Name: Title:

klondex aurora mine inc., a Nevada corporation

By:
Name: Title:

klondex hollister mine inc., a Nevada corporation

By:
Name: Title:

Exhibit 10.2

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA, as Administrative Agent

By:
Name: Title:

By:
Name: Title:

LENDERS:	THE BANK OF NOVA SCOTIA, as a Lender

By:
Name: Title:

By:
Name: Title:

Exhibit 10.2

ING CAPITAL LLC, as a Lender

By:
Name: Title:

By:
Name: Title:

Exhibit 10.2

Canadian Imperial Bank of Commerce, as a Lender

By:
Name: Title:

By:
Name: Title:

Exhibit 10.2

JPMorgan Chase Bank, N. A., as a Lender

By:
Name: Title:

- First Amendment -